EXHIBIT 10.1

EXECUTION COPY

CONSENT, WAIVER AND AMENDMENT NO. 2

TO CREDIT AGREEMENT

This CONSENT, WAIVER AND AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Waiver and Amendment”), dated as of May 5, 2005, is made among Sabine Pass LNG, L.P., a Delaware limited partnership (the “Borrower”), Société Générale, in its capacity as administrative agent for the Lenders (the “Agent”), HSBC Bank USA, National Association, in its capacity as collateral agent for the Lenders (the “Collateral Agent”) and the Lenders party to the Credit Agreement (defined below).

W I T N E S S E T H

WHEREAS, the Borrower, the Agent and the Collateral Agent are party to a Credit Agreement dated as of February 25, 2005 (as amended, modified and supplemented and in effect from time to time, the “Credit Agreement”), pursuant to which the lenders from time to time party thereto (the “Lenders”) have agreed to make loans to the Borrower in an aggregate principal amount of $822,000,000;

WHEREAS, the Borrower desires to enter into an agreement substantially in the form attached hereto as Exhibit A (the “Assumption Agreement”) for the assumption and adoption of certain obligations under a Settlement and Purchase Agreement dated June 14, 2001 (the “Settlement Agreement”) by and among Cheniere Energy, Inc. (“Cheniere”), Cheniere FLNG, L.P. (formerly known as Cheniere LNG, Inc. and before that CXY Corporation), Crest Investment Company, Crest Energy, L.L.C. and Freeport LNG Terminal, LLC;

WHEREAS, the Borrower has requested that the Lenders (1) consent to the Borrower entering into the Assumption Agreement, (ii) waive certain Events of Default under the Credit Agreement in connection with the Settlement Agreement and (iii) waive or amend certain provisions of the Credit Agreement, the Pledge Agreement, the Security Agreement and the Collateral Agency Agreement to permit the Assumption Agreement, each as more fully described in the waiver request letter (the “Waiver Request Letter”) attached hereto as Exhibit B;

NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Definitions. Capitalized terms (including those used in the preamble and the recitals above) not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the principles of interpretation set forth therein shall apply herein.

Section 2. Consent and Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 8 hereof, the Agent, the Collateral Agent and the Lenders hereby

Consent, Waiver and Amendment No. 2

(a) consent to the Borrower entering into the Assumption Agreement, (b) waive any Defaults or Events of Default under the Credit Agreement arising directly as a result of the existence of the Settlement Agreement or the execution and delivery of the Assumption Agreement and (c) waive compliance with (i) Section 8.24 of the Credit Agreement solely to the extent that it relates to the Assumption Agreement, (ii) Section 8.30 of the Credit Agreement solely to the extent necessary to permit the Borrower to enter into the Assumption Agreement and (iii) the requirement of Section 8.21(c) of the Credit Agreement to deliver Ancillary Documents other than (X) a legal opinion of counsel to Cheniere, with respect to the due authorization, execution and delivery of the Indemnification Agreement and its validity and enforceability and such other matters as the Agent may reasonably request, (Y) evidence of the due authorization of Cheniere to execute, deliver and perform the Indemnification Agreement and (Z) evidence of the due authorization of the Borrower to execute, deliver and perform the Assumption Agreement.

Section 3. Amendments of the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 8 hereof, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is amended by adding the following definitions in the appropriate alphabetical locations:

(i) “Assumption Agreement” shall mean the agreement for the assumption and adoption by the Pledgors, the Operator, the Borrower, Cheniere LNG, Inc., Cheniere LNG Terminals, Inc., Corpus Christi LNG-GP, Inc., Corpus Christi LNG-LP, Inc., Corpus Christi LNG, L.P., Corpus Christi Interests, LLC., Creole Trail LNG-GP, Inc., Creole Trail LNG, L.P., Cheniere Energy Shared Services, Inc., Cheniere MGT Services, LLC, Corpus Christi LNG-LP, LLC, Creole Trail LNG-LP, LLC, Cheniere FLNG-GP, LLC and Cheniere LNG-LP Interests, LLC of certain obligations under the Settlement Agreement.”

(ii) “Indemnification Agreement” shall mean an indemnification agreement substantially in the form of Exhibit A to the Assumption Agreement.

(iii) “Settlement Agreement” shall mean the Settlement and Purchase Agreement dated as of June 14, 2001 among Cheniere Energy, Inc., Cheniere FLNG, L.P., Crest Energy L.L.C., Crest Investment Company and Freeport LNG Terminal LLC, as modified by the letter agreement dated February 27, 2003.”

(b) The definition of “Restricted Payments” in Section 1.01 of the Credit Agreement is amended by adding the following sentence immediately after the last sentence thereof:

“Notwithstanding the foregoing, any payment made by the Borrower pursuant to the Settlement Agreement shall constitute a Restricted Payment, except to the extent that the funds utilized to effect any such payment shall have been provided by Cheniere Energy, Inc.”

(c) The definition of “Material Project Documents” in Section 1.01 of the Credit Agreement is amended by replacing “(i)” with “(j)” and inserting the phrase “(i) the

Consent, Waiver and Amendment No. 2

Indemnification Agreement” immediately following the phrase “Noble Option Agreement” in the fourth line thereof.

(d) The definition of “Other Project Documents” in Section 1.01 of the Credit Agreement is amended by replacing “(b)” with “(c)” and inserting the phrase “(b) the Assumption Agreement,” immediately following the term “Agreement” appearing as the first term in the second line of the definition thereof.

(e) Section 9.01(c) of the Credit Agreement is amended by adding “or the Indemnification Agreement” following the reference to “or any other Financing Document” in the second line thereof.

Section 4. Waiver of the Pledge Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 8 hereof, the Agent, the Collateral Agent and the Lenders hereby waive compliance with clause (d) of Article IV of the Pledge Agreement, solely to the extent necessary to permit the Pledgors to enter into the Assumption Agreement.

Section 5. Amendment of the Pledge Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 8 hereof, the Agent, the Collateral Agent and the Lenders hereby consent to the amendment of Section 5.05(e) of Article V of the Pledge Agreement to include the following provisions at the end of the first sentence thereof:

“provided that, as a condition precedent to any such sale or transfer of all or substantially all of the assets constituting the Project by the Collateral Agent to any purchaser or transferee, such purchaser or transferee and Cheniere Energy, Inc. shall (i) enter into an assumption agreement substantially in the form of the Assumption Agreement unless, at the time of each such transfer, Cheniere Energy, Inc. or any of its direct and indirect affiliates, joint ventures, and subsidiaries that are involved in the LNG business have under contract at one or more LNG facilities it retains, the right and obligation to process and receive a tariff for processing at least one Bcf of gas per day, for a period of at least five years following such transfer of assets and (ii) to the extent any purchaser or transferee is required to enter into any such assumption agreement, be assigned the benefits of the Indemnification Agreement.”

Section 6. Amendment of the Security Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 8 hereof, the Agent, the Collateral Agent and the Lenders hereby consent to the amendment of clause 6.01(d) of Article VI of the Security Agreement to include the following provisions at the end of the first sentence thereof:

“provided that, as a condition precedent to any such sale or transfer of all or substantially all of the assets constituting the Project by the Collateral Agent to any purchaser or transferee, such purchaser or transferee and Cheniere Energy, Inc. shall (i) enter into an assumption agreement substantially in the form of the Assumption Agreement unless, at the time of each such transfer, Cheniere Energy, Inc. or any of its direct and indirect affiliates, joint ventures, and subsidiaries that are involved in the LNG business have under contract at one or

Consent, Waiver and Amendment No. 2

more LNG facilities it retains, the right and obligation to process and receive a tariff for processing at least one Bcf of gas per day, for a period of at least five years following such transfer of assets and (ii) to the extent any purchaser or transferee is required to enter into any such assumption agreement, be assigned the benefits of the Indemnification Agreement.”

Section 7. Amendment of the Collateral Agency Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 8 hereof, the Agent, the Collateral Agent and the Lenders hereby consent to the amendment of Section 4.02 of the Collateral Agency Agreement to include the following phrase “and obligations under the Assumption Agreement (other than Restricted Payments) to the extent that funds have been deposited by Cheniere Energy, Inc. to the Revenue Account for the purpose of paying such obligations” after the words “Operation and Maintenance Expenses” in clause (1) of each of subsections (b) and (c) of such Section 4.02.

Section 8. Conditions Precedent. This Waiver and Amendment shall become effective on the date on which the Agent has received (a) counterparts of this Waiver and Amendment duly executed and delivered by each of the Borrower, the Agent, the Collateral Agent and the Majority Lenders, (b) the documents specified in Section 2(c)(iii)(X), (Y) and (Z) hereof, (c) the Assumption Agreement duly executed and delivered by the parties thereto and (d) the Indemnification Agreement duly executed and delivered by Cheniere Energy, Inc.

Section 9. Miscellaneous.

(a) Limited Waiver.

(i) Except as expressly consented to, amended or waived hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Financing Documents shall remain unchanged and unwaived and shall continue to be and shall remain in full force and effect in accordance with their respective terms.

(ii) The consent, waivers and amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly consented to, waived or amended herein and shall not be deemed to be a waiver of any right, power or remedy of any Lender, the Agent or the Collateral Agent under, or a waiver of, consent to or modification of any other term or provision of the Credit Agreement, any other Financing Document referred to therein or herein or of any transaction or further or future action on the part of the Borrower which would require the consent of the Lenders under the Credit Agreement or any of the other Financing Documents.

(iii) Except as provided in Sections 2, 3, 4, 5, 6 and 7 hereof, nothing contained in this Waiver and Amendment shall abrogate, prejudice, diminish or otherwise affect any powers, rights, remedies or obligations of any Person arising before the date of this Waiver and Amendment.

Consent, Waiver and Amendment No. 2

(b) Financing Document. This Waiver and Amendment shall be deemed to be a Financing Document referred to in the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

(c) Counterparts; Integration; Effectiveness. This Waiver and Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any parties hereto may execute this Waiver and Amendment by signing any such counterpart.

(d) Costs and Expenses. The Borrower agrees to pay and reimburse the Agent for all its reasonable costs and out-of-pocket expenses (including, without limitation, the reasonable fees and expenses of counsel to the Agent and the Lenders) incurred in connection with the preparation and delivery of this Waiver and Amendment and such other related documents.

(e) Governing Law. THIS WAIVER AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

Consent, Waiver and Amendment No. 2

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be duly executed and delivered as of the day and year first above written.

SABINE PASS LNG, L.P.,
as Borrower

By:	Sabine Pass LNG – GP, Inc., its General Partner

By:	/s/ Graham McArthur
	Name:	Graham McArthur
	Title:	Treasurer

Address for Notices:

717 Texas Avenue, Suite 3100
Houston, TX 77002
Attn: Treasurer

Consent, Waiver and Amendment No. 2

SOCIÉTÉ GÉNÉRALE,
as Agent

By:	/s/ Robert J. Preminger
	Name:	Robert J. Preminger
	Title:	Director

Address for Notices:

1221 Avenue of the Americas
New York, NY 10020
Attn: Robert Preminger

Consent, Waiver and Amendment No. 2

HSBC BANK USA, NATIONAL ASSOCIATION,
as Collateral Agent

By:	/s/ Deirdra N. Ross
	Name:	Deirdra N. Ross
	Title:	Assistant Vice President

Address for Notices:

HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY 10018
Attn: Corporate Trust

With a copy to:

DLA Piper Rudnick Gray Cary US LLP
One Liberty Place
1650 Market Street, Suite 4900
Philadelphia, PA 19103
Attn: Peter Tucci, Esq.

Consent, Waiver and Amendment No. 2

Exhibit A

to Waiver and Amendment

Form of Assumption Agreement

(see attached)

[FORM OF ASSUMPTION AGREEMENT]

April         , 2005

Cheniere Energy, Inc.

Cheniere FLNG, L.P.

717 Texas Avenue, Suite 3100

Houston, TX 77002

Re:	Assumption and Adoption of Obligations under Settlement and Purchase Agreement

Ladies and Gentlemen:

This document (this “Assumption Agreement”) is executed and delivered pursuant to and in accordance with Section 1.07 of the Settlement and Purchase Agreement, dated as of June 14, 2001 (the “Crest Settlement Agreement”), by and among Cheniere Energy, Inc., a Delaware corporation (“Cheniere”), Cheniere FLNG, L.P., a Delaware limited partnership (formerly Cheniere LNG, Inc. and before that CXY Corporation) (“CXY”), Crest Energy, L.L.C., a Texas limited liability company, Crest Investment Company, a Texas corporation, and Freeport LNG Terminal, LLC, a Delaware limited liability company.

For good and valuable consideration, including but not limited to the Indemnification Agreement in the form attached hereto as Exhibit A executed by Cheniere and dated as of even date herewith, the receipt and sufficiency of which being hereby acknowledged by each of the entities that now or at any time hereafter executes and delivers a counterpart hereof (“Assuming Entities”), and pursuant to and in accordance with Section 1.07 of the Crest Settlement Agreement, each of the undersigned entities hereby, jointly and severally, assumes and adopts the obligations of Cheniere and CXY (as CXY is defined under the Crest Settlement Agreement) under the Crest Settlement Agreement. Such assumption and adoption by each of the respective Assuming Entities is effective upon the execution and delivery hereof by or on behalf of such Assuming Entity, regardless of whether or when any other Assuming Entity executes and delivers a counterpart hereof.

Each of the Assuming Entities represents and warrants that as of the date hereof it is in compliance with the provisions of the Crest Settlement Agreement except for any non-compliance which could not reasonably be expected to have a material adverse effect on such Assuming Entity and, to each of the Assuming Entities’ knowledge, no default thereunder has occurred or is continuing.

This Assumption Agreement shall become effective on the date on which the Agent has received the Indemnification Agreement duly executed and delivered by Cheniere.

This Assumption Agreement is governed by, and shall be construed in accordance with, the law of the state of New York.

Sincerely,

CHENIERE LNG, INC.

By:
	Name:	Don A. Turkleson
	Title:	Secretary

CHENIERE LNG TERMINALS, INC.

By:
	Name:	Don A. Turkleson
	Title:	Secretary

CORPUS CHRISTI LNG-GP, INC.

By:
	Name:	Don A. Turkleson
	Title:	Secretary

CORPUS CHRISTI LNG, L.P.

By:	CORPUS CHRISTI LNG-GP, INC.,
its general partner

By:
	Name:	Don A. Turkleson
	Title:	Secretary

CORPUS CHRISTI INTERESTS, LLC

By:
	Name:	Don A. Turkleson
	Title:	Secretary

SABINE PASS LNG-GP, INC.

By:
	Name:	Don A. Turkleson
	Title:	Secretary

SABINE PASS LNG, L.P.

By:	SABINE PASS LNG-GP, INC.,
its general partner

By:
	Name:	Don A. Turkleson
	Title:	Secretary

CREOLE TRAIL LNG-GP, INC.

By:
	Name:	Don A. Turkleson
	Title:	Secretary

CREOLE TRAIL LNG, L.P.

By:	CREOLE TRAIL LNG-GP, INC.,
its general partner

By:
	Name:	Don A. Turkleson
	Title:	Secretary

CORPUS CHRISTI LNG-LP, INC.

By:
	Name:	Don A. Turkleson
	Title:	Chief Executive Officer & Chief Financial Officer

CHENIERE ENERGY SHARED SERVICES, INC.

By:
	Name:	Don A. Turkleson
	Title:	Secretary

CHENIERE MGT SERVICES, LLC

By:
	Name:	Don A. Turkleson
	Title:	Chief Executive Officer & Chief Financial Officer

CHENIERE LNG O&M SERVICES, L.P.

By:	CHENIERE ENERGY SHARED SERVICES, INC.,
its general partner

By:
	Name:	Don A. Turkleson
	Title:	Secretary

CHENIERE LNG-LP INTERESTS, LLC

By:
	Name:	Don A. Turkleson
	Title:	Chief Executive Officer, Chief Financial Officer & Chairman of the Board

CORPUS CHRISTI LNG-LP, LLC

By:
	Name:	Don A. Turkleson
	Title:	Chief Executive Officer, Chief Financial Officer & Chairman of the Board

SABINE PASS LNG-LP, LLC

By:
	Name:	Don A. Turkleson
	Title:	Chief Executive Officer, Chief Financial Officer & Chairman of the Board

CREOLE TRAIL LNG-LP, LLC

By:
	Name:	Don A. Turkleson
	Title:	Chief Executive Officer, Chief Financial Officer & Chairman of the Board

CHENIERE FLNG-GP, LLC

By:
	Name:	Don A. Turkleson
	Title:	Secretary

EXHIBIT A

[FORM OF INDEMNIFICATION AGREEMENT]

April         , 2005

To the Assuming Entities

party to the Assumption Agreement

(as defined below)

Re:	Indemnification Agreement in connection with the Assumption and Adoption of Obligations under Settlement and Purchase Agreement dated as of even date herewith (the “Assumption Agreement”; capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Assumption Agreement.)

Ladies and Gentlemen;

For good and valuable consideration, including but not limited to the assumption and adoption by the Assuming Entities of the obligations of Cheniere and CXY (as CXY is defined under the Crest Settlement Agreement) under the Crest Settlement Agreement, Cheniere hereby: (1) represents and warrants to each and all of the Assuming Entities that Freeport LNG Development, L.P., a Delaware limited partnership (“Freeport Partnership”), has assumed the “Royalty” (as defined in the Crest Settlement Agreement) payment obligation contained in and pursuant to Section 1.03(a) of the Crest Settlement Agreement for gas processed and produced at the LNG receiving and regasification facility on the Quintana Island site in or about Freeport, Texas (the “Freeport LNG Facility”), (2) agrees to indemnify and hold harmless each Assuming Entity and any and all successors and assigns thereof (including any purchaser or transferee from any Assuming Entity of assets constituting all or substantially all of the assets of any LNG facility that assumes and adopts the obligations of Cheniere and CXY under the Crest Settlement Agreement) from and against any and all costs, claims, actions, causes of action, demands, assessments, losses, liabilities, damages, judgments, settlements, penalties, expenses or obligations of any kind (“Claims”) in any manner arising out of or in connection with the assumption and adoption by such Assuming Entity of the obligations of Cheniere and CXY under the Crest Settlement Agreement, including but not limited to any Claims relating to any Royalty amounts at any time not paid by Freeport Partnership and (3) represents and warrants that Cheniere and CXY are in compliance in all material respect with their obligations under the Crest Settlement Agreement and that no default thereunder has occurred or is continuing.

It is the express intention of Cheniere and the Assuming Entities that each of the Assuming Entities and any and all successors and assigns thereof (including any purchaser or transferee from any Assuming Entity of assets constituting all or substantially all of the assets of any LNG facility that assumes and adopts the obligations of Cheniere and CXY under the Crest Settlement Agreement) shall be indemnified and held harmless from and against all Claims as to which indemnity is provided for hereunder notwithstanding that any such Claims arise out of or result from the ordinary, strict, sole or contributory negligence of such Assuming Entity and regardless of whether any other person is or is not also negligent. Cheniere and the Assuming Entities agree that this and the preceding sentence constitute a conspicuous notice.

This Indemnification Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

CHENIERE ENERGY, INC.

By:
	Name:	Don A. Turkleson
	Title:	Senior Vice President, Chief Financial Officer and Secretary

Exhibit B

to Waiver and Amendment

Waiver Request Letter

(see attached)

April 11, 2005

Societe Generale

1221 Avenue of the Americas

New York, NY 10020

Attn: Robert Preminger

Re:	Sabine Pass LNG, L.P. (“Sabine”)

Gentlemen:

In connection with the acquisition by Cheniere Energy, Inc. (“Cheniere”), of an option to lease the Freeport LNG receiving terminal site in Freeport, Texas and the contemporaneous settlement of litigation previously initiated by Cheniere, Cheniere and its subsidiary CXY Corporation now known as Cheniere FLNG L.P., “CXY”) entered into a Settlement and Purchase Agreement dated as of June 14, 2001 (“Crest Settlement Agreement”) with Crest Energy L.L.C., Crest Investment Company, (“Crest”), and Freeport LNG Terminal LLC,. The Crest Settlement Agreement provides, among other things, for payment of a royalty to Crest (“Crest Royalty”). The Crest Royalty obligation is by its terms expressly subordinated to third party senior or project financing

Section 1.07 of the Crest Settlement Agreement requires Cheniere to cause its affiliates, joint ventures and subsidiaries that are involved in the LNG business, which would include Sabine, to assume and adopt the obligations of Cheniere and CXY under the Crest Settlement Agreement. In addition, Section 1.03(a) of the Crest Settlement Agreement requires that Cheniere and its subsidiaries, which would include Sabine, cause the Crest Royalty obligation to be binding on .transferees or purchasers of equity interests in, or assets constituting all or substantially all of the assets of, any LNG facility.

Last month, Cheniere received communications from Crest’s legal counsel asking that Cheniere confirm that it had satisfied the requirement of Section 1.07 of the Crest Settlement Agreement. To avoid a potential dispute with Crest, Cheniere proposes to proceed now to cause its affiliates, joint ventures and subsidiaries that are involved in the LNG business, including Sabine and its partners, to assume and adopt the obligations of Cheniere and CXY under the Crest Settlement Agreement as contemplated under Section 1.07 of the Crest Settlement Agreement. In this connection, Cheniere will indemnify each of its subsidiaries, including Sabine, and their successors and assigns against any claim, liability or obligation as a result of such assumption and adoption of the Settlement Agreement obligations.

CHENIERE ENERGY, INC.
717 Texas Avenue, Suite 3100	•	Houston, Texas 77002	•	(713) 659-1361	•	Fax (713) 659-5459

Mr. Robert Preminger

April 11, 2005

Page Two

The Credit Agreement dated February 25, 2005 (the “Credit Agreement”) among Sabine, Societe Generale as Agent, HSBC Bank USA, National Association as Collateral Agent and the Lenders party thereto and the Security Documents (as defined in the Credit Agreement) contain covenants and other provisions that may need to be waived or amended in order for Sabine to enter into the proposed assumption and adoption agreement. Because of this, Sabine requests a consent and waiver under the Credit Agreement and the Security Documents expressly permitting Sabine and its partners to enter into the proposed assumption and adoption without the need for execution of Ancillary Documents (as defined in the Credit Agreement) as well as modifications to the Security Documents so that they comply with Section 1.03(a) of the Settlement Agreement.

Very truly yours,
Sabine Pass LNG, L.P

By:
Name:	Graham A. McArthur
Title:	Treasurer